Prospectus supplement	April 28, 2011

Putnam Diversified Income Trust Prospectus dated January 30, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Michael Atkin, Kevin Murphy, Michael Salm and Paul Scanlon.

Mr. Salm joined the portfolio team for the fund in April 2011. From 1997 to present, he has been employed by Putnam Investment Management, LLC, currently as Co-Head of Fixed Income and Team Leader, Liquid Markets and previously as Mortgage Specialist.

Information regarding Messrs. Kohli, Atkin, Murphy and Scanlon, including their business experience during the past five years, is set forth in the prospectus.

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